SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                             _______________



                               FORM 8-K/A

                             CURRENT REPORT




                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):  February 28, 2002

              HEALTH ANTI-AGING LIFESTYLE OPTIONS, INC.
         (Exact Name of Registrant as Specified in Charter)


                                 Utah
          (State or Other Jurisdiction of Incorporation)



            33-9782LA                              87-0444506
  (Commission File Number)               (IRS Employer Identification No.)


                       210   580 Hornby Street
                   Vancouver, B.C., Canada  V6C 3B6
      (Address of Principal Executive Offices and Zip Code)

  Registrant's telephone number, including area code  (604) 687-6991



                          MICROACCEL, INC.
  (Former Name or Former Address, if Changed Since Last Report)

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. The statements contained in this Form 8-K including, but not limited to, statements made in the pro forma financial statements and notes thereto that are not historical facts (including without limitation statements to the effect that Health Anti-Aging Lifestyle Options, Inc. (the "Company") or its management "believes," "expects," "anticipates," "plans," or other similar expressions) are forward-looking statements based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the Company) and assumptions and are subject to change based upon various factors, including but not limited to the following risks and uncertainties: the Company has limited operations with no revenues and limited assets and its prospects of future profitable operations may be delayed or never realized; the Company may not be able to secure products to offer to customers to generate revenue; the Company's technology design to offer multi-media marketing products and services to customers is in the developmental stage; there is significant competition with greater financial resources and experience in the industry sector in which the Company intends to enter; the Company's business model includes revenue streams from various sources none of which are presently producing revenue; the continued availability to the Company of adequate funding sources; delays or difficulties in the production, delivery or installation of products and the provision of services; the ability of the Company to successfully integrate the operations of Network Lifestyle Radio Corp. Should one or more of these risks or uncertainties materialize, or should any of the Company's assumptions prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a more detailed discussion of some of the foregoing risks and uncertainties, see the Company's filings with the Securities and Exchange Commission.

Item 2.  Acquisition or Disposition of Assets

Effective February 28, 2002, Health Anti-Aging Lifestyle Options, Inc., formerly MicroAccel, Inc. (the "Company") acquired 99.65 percent of the issued and outstanding shares of Network Lifestyle Radio Corp. ("NLR"), a company that is developing an innovative business concept to bring health and wellness products and services to market through the use of broadcast media, the Internet and an enhanced direct selling model. The Company filed a current report on Form 8-K on March 13, 2002 to report the acquisition. Under the terms of the Stock Purchase Agreement dated November 15, 2001, a copy of which was attached as Exhibit 2.1 to our initial Form 8-K, the Company issued 11,614,133 common shares on a one for one share exchange. The transaction will be accounted for under the purchase method of accounting.

This amendment to the initial Form 8-K current report contains NLR historical financial statements at December 31, 2001, and January 31, 2001, the last two completed fiscal years of NLR. The fiscal year end was changed in 2001 from January 31 to December 31, effective after the completion of the January 31, 2001 fiscal year. This amendment to the initial Form 8-K current report also contains unaudited pro forma condensed combined financial statements of the Company. Both the historical NLR and the pro forma financial statements were omitted from the initial Form 8-K current report in accordance with the instructions of Form 8-K under the Securities Exchange Act of 1934.

Item 7.  Financial Statements and Exhibits

        (a) Audited Consolidated Financial Statements of Network Lifestyle Radio Corp. as at December 31, 2001 and January 31, 2001:
                      Independent Auditors' Report
                      Consolidated Balance Sheet
                      Consolidated Statement of Operations
                      Consolidated Statement of Stockholders' Deficiency Consolidated Statement of Cash Flows
                      Notes to Consolidated Financial Statements

                  NETWORK LIFESTYLE RADIO CORP.

                 (A Development Stage Enterprise)

                CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 2001

                   INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders of Network Lifestyle Radio Corp.


We have audited the accompanying consolidated balance sheet of Network Lifestyle Radio Corp. (a development stage enterprise) as at December 31, 2001 and the related consolidated statements of operations, stockholders' deficiency and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Network Lifestyle Radio Corp. at December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with United States generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company is a development stage enterprise, has to date not established any revenues or business operations, and will likely be required to merge with a company with sufficient financial resources or rely upon the issuance of stock for its financing requirements until self-sufficient business operations can be established. These factors, together raise substantial doubts about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The comparative figures for the fiscal year ended January 31, 2001 are based upon consolidated financial statements reported on by another firm of auditors, who expressed an opinion without reservation in their report dated June 28, 2001.





Vancouver, Canada
February 18, 2002, except
with regards to Note 11(i),                  /s/ Hoogendoorn & Company
which is dated February 28, 2002.
                                             CHARTERED ACCOUNTANTS

NETWORK LIFESTYLE RADIO CORP.
(A Development Stage Enterprise)

CONSOLIDATED BALANCE SHEET
U.S. Dollars
                                                 December 31,   January 31,
As at                                                2001           2001
                                                 $              $
                              ASSETS

CURRENT

   Cash                                               45,639        14,062
   Accounts Receivable                                18,735         4,457
   Advances and prepaid expenses                      75,253        13,888
                                                   ---------      --------
                                                     139,627        32,407

CAPITAL ASSETS (Note 4)                               59,803        30,829
                                                   ---------      --------
TOTAL ASSETS                                         199,430        63,236
                                                   =========      ========

                           LIABILITIES
CURRENT

   Accounts payable and accrued liabilities          262,638        34,470
   Loan Payable (Note 5)                               6,741        11,200
   Long term debt-current portion                    141,670       156,288
                                                   ---------      --------
                                                     411,049       201,958
LONG TERM DEBT (NOTE 6)                               23,330             -
                                                   ---------      --------
TOTAL LIABILITIES                                    434,379       201,958
                                                     -------       -------
                     STOCKHOLDERS' DEFICIENCY

COMMON STOCK
   Authorized:
     30,000,000 common shares, $0.001 par value
     10,000,000 preferred shares, $0.001 par value
   Issued and outstanding:
     11,655,000 common shares (January 31, 2001:
     10,200,000)                                      11,655        10,200

ADDITIONAL PAID-IN CAPITAL                           865,971             -

ADVANCES ON STOCK SUBSCRIPTIONS                            -        65,000

ADVANCES UNDER SHARE EXCHANGE AGREEMENT (NOTE 3)     500,000             -

DEFICIT ACCUMULATED DURING THE DEVELOPMENT STAGE  (1,612,575)     (213,922)
                                                  ----------      --------
TOTAL STOCKHOLDERS' DEFICIENCY                      (234,949)     (138,722)
                                                  ----------      --------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY       199,430        63,236
                                                  ==========      ========
Organization and description of business (Note 1)

            See accompanying Notes to the Consolidated
                       Financial Statements

NETWORK LIFESTYLE RADIO CORP.
(A Development Stage Enterprise)

CONSOLIDATED STATEMENT OF OPERATIONS
U.S. Dollars
                                                                   Cumulative
                                                                      From
                                                                 Inception of
                                                                 Development
                                   For the Eleven                  Stage on
                                    Month Period    For the Year  February 2,
                                       Ended            Ended      1999 to
                                     December 31,    January 31,  December 31,
                                       2001             2001         2001
GENERAL AND ADMINISTRATIVE EXPENSES
  Accounting and Legal                  120,297          7,380        128,066
  Amortization                           12,776          1,935         14,711
  Bank charges and interest                 998            160          1,243
  Broadcast production and services      25,134         25,970         51,104
  Business development                   44,589              -         44,589
  Consulting and corporate services     692,237         23,699        715,936
  Geological services                         -          1,017          2,468
  Interest on long term debt              8,712          6,288         15,000
  Management fees                       368,274        107,650        475,924
  Office and miscellaneous               13,327          7,641         21,091
  Rent                                   33,146          4,485         37,631
  Telecommunication and utilities        13,252          1,978         15,230
  Transfer agency fees                    3,953          1,982          7,710
  Travel and entertainment               49,611         12,264         61,875
  Wages                                  13,536              -         13,536
                                     ----------     ----------     ----------
                                     (1,399,842)      (202,449)    (1,606,114)
INTEREST INCOME                              69              -             69
OTHER INCOME                              1,120              -          1,120
                                     ----------     ----------     ----------
NET LOSS                             (1,398,653)      (202,449)    (1,604,925)
                                     ==========     ==========     ==========
BASIC LOSS PER SHARE                      (0.12)         (0.02)
                                     ==========     ==========
WEIGHTED AVERAGE NUMBER OF SHARES    11,233,260     10,200,000
                                     ==========     ==========

            See accompanying Notes to the Consolidated
                       Financial Statements

NETWORK LIFESTYLE RADIO CORP.
(A Development Stage Enterprise)

CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY
U.S. Dollars
                                                      Additional    Advances
                                   Common Stock        Paid-in      On Stock
                                Shares       Amount    Capital   Subscriptions
Balance, February 2, 1999                 -   $     -   $     -    $       -

Stock issued for cash at $0.001
per share                        10,200,000    10,200         -            -

Net loss for the period ended
January 31, 2000                          -         -         -            -

Balance January 31, 2000         10,200,000    10,200         -            -

Stock subscriptions received              -         -         -       65,000

Net loss for the year ended
January 31, 2001                          -         -         -            -

Balance, January 31, 2001        10,200,000    10,200         -       65,000

Stock issued for services
at $2.00 per share                  200,000       200   399,800            -

Stock issued for cash
at $2.00 per share                  125,000       125   249,875      (65,000)

Stock issued in settlement
of debt at $1.00 per share           75,000        75    74,925            -

Stock issued for services
at $0.135 per share               1,055,000     1,055   141,371            -

Advances under stock
exchange agreement                        -         -         -            -

Net loss for the year ended
December 31, 2001                         -         -         -            -

Balance, December 31, 2001       11,655,000    11,655   865,971            -

CONTINUED

                                       Advances    Deficit
                                         Under   Accumulated       Total
                                         Stock     During       Stockholders'
                                        Exchange Development      Equity
                                       Agreement   Stage        (Deficiency)
Balance, February 2, 1999              $        -    $       -    $        -

Stock issued for cash at $0.001
per share                                       -       (7,650)        2,550

Net loss for the period ended
January 31, 2000                                -       (3,823)       (3,823)

Balance January 31, 2000                        -      (11,473)       (1,273)

Stock subscriptions received                    -            -        65,000

Net loss for the year ended
January 31, 2001                                -     (202,449)     (202,449)

Balance, January 31, 2001                       -     (213,922)     (138,722)

Stock issued for services
at $2.00 per share                              -            -       400,000

Stock issued for cash
at $2.00 per share                              -            -       185,000

Stock issued in settlement
of debt at $1.00 per share                      -            -        75,000

Stock issued for services
at $0.135 per share                             -            -       142,426

Advances under stock
exchange agreement                        500,000            -       500,000

Net loss for the year ended
December 31, 2001                               -   (1,398,653)   (1,398,653)

Balance, December 31, 2001                500,000   (1,612,575)     (234,949)

See the accompanying Notes to the Consolidated Financial Statements

NETWORK LIFESTYLE RADIO CORP.
(A Development Stage Enterprise)

CONSOLIDATED STATEMENT OF CASH FLOWS
U.S. Dollars
                                                                   Cumulative
                                                                      From
                                                                 Inception of
                                                                 Development
                                   For the Eleven                  Stage on
                                    Month Period    For the Year  February 2,
                                       Ended            Ended      1999 to
                                     December 31,    January 31,  December 31,
                                       2001             2001         2001
OPERATING ACTIVITIES
  Loss from operations             $(1,398,653)    $(202,449)    $(1,604,925)
  Adjustments to reconcile net loss
  to net cash used in operating
  activities:
    Amortization                        12,776         1,935          14,711
    Accrued interest                     8,712         6,288          15,000
    Services paid for by issuances of
    common stock                       542,426             -         542,426
  Changes in operating assets and
  liabilities:
    Increase in accounts receivable    (14,278)       (4,457)        (18,735)
    Increase in advances and prepaid
    expenses                           (61,365)      (13,888)        (75,253)
    Increase in accounts payable       228,168        34,470         262,638
    and accrued liabilities
                                    ----------      --------      ----------
Net cash used in operating
activities                            (682,214)     (178,101)        (864,138)
                                    ----------      --------      -----------
INVESTING ACTIVITIES
  Acquisition of capital assets        (41,750)      (32,764)         (74,514)
                                    ----------      --------      -----------
Net cash used in investing activities  (41,750)      (32,764)         (74,514)
                                    ----------      --------      -----------
FINANCING ACTIVITIES
  Common shares issued for cash        185,000             -          252,550
  Stock subscriptions received               -        65,000                -
  Proceeds from loan                    75,000       150,000          225,000
  Proceeds from (repayments of)
    related party loan                  (4,459)        7,568            6,741
  Advances under share exchange
    agreement                          500,000             -          500,000
                                    ----------      --------      -----------
Net cash received from financing
activities                             755,541       222,568          984,291
                                    ----------      --------      -----------
INCREASE IN CASH                        31,577        11,703           45,639

CASH AT BEGINNING OF YEAR               14,062         2,359                -
                                    ----------      --------      -----------
CASH AT END OF YEAR                     45,639        14,062           45,639
                                    ==========      ========      ===========
 See accompanying Notes to the Consolidated Financial Statements

NETWORK LIFESTYLE RADIO CORP.
(A Development Stage Enterprise)

CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)
U.S. Dollars
                                                                   Cumulative
                                                                      From
                                                                 Inception of
                                                                 Development
                                   For the Eleven                  Stage on
                                    Month Period    For the Year  February 2,
                                       Ended            Ended      1999 to
                                     December 31,    January 31,  December 31,
                                       2001             2001         2001
SUPPLEMENTAL CASH FLOWS INFORMATION

Interest expense                           9,795          6,448       16,243
Taxes                                          -              -            -

NON-CASH FINANCING ACTIVITIES
Common stock issued for services         542,426              -      542,426

Loan retired by issuance of stock         75,000              -       75,000

Advances on prior year's stock
subscriptions settled by issuance of
common stock                              65,000              -       65,000

 See accompanying Notes to the Consolidated Financial Statements

NETWORK LIFESTYLE RADIO CORP.
(A Development Stage Enterprise)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001

NOTE 1   ORGANIZATION AND DESCRIPTION OF BUSINESS

The Company was incorporated under the laws of the State of Delaware on February 2, 1999 under the name of Casper Enterprises Inc. The Company's primary business was the exploration of mineral resources. On June 8, 2000, the Company changed its name to workathome.com Ltd. Subsequently, on July 24, 2000, the Company changed its name to Network Lifestyle Radio Corp., to match the change of business direction into the business of marketing products and
services in the health, wellness and anti-aging industry.   The Company is
considered a development stage company and the accompanying financial statements provide disclosure specified in SFAS No. 7 "Accounting and Reporting by Development Stage Enterprises". During the period ended December 31, 2001, the Company changed its year-end from January 31st to December 31st.

On October 15, 2001, the Company agreed to finalize and enter into a definitive merger with a US public company, MicroAccel, Inc. ("MicroAccel"), a company in the development stage (see Note 3). The business combination will continue the business direction of marketing products and services in the health, wellness and anti-aging industry.

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has no current source of revenue and until a self-sustaining level of operations is attained, it will remain dependent upon the further issuance of capital stock or the support of its controlling stockholders for required financing. Management negotiated the merger with MicroAccel to improve the Company's access to public capital markets, although there can be no assurance that additional capital will necessarily be available if and when required.

                                                  December 31,    January 31,
                                                     2001            2001
                                                 $                $
Deficit accumulated during the development stage   (1,612,575)      (213,922)
Working capital deficiency                           (271,422)      (169,551)


NOTE 2   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(i)  Principles of Consolidation

     The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries HALO.TV, Inc., a company incorporated under the laws of Nevada and Network Lifestyle Radio (Canada) Corp., a company incorporated under the laws of Canada. The subsidiaries were incorporated by the Company. All intercompany transactions and liabilities have been eliminated on consolidation.

NETWORK LIFESTYLE RADIO CORP.
(A Development Stage Enterprise)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001


NOTE 2   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

(ii) Capital assets

     Capital assets are recorded at cost on acquisition. Website development costs are capitalized as incurred, while planning and pre-development costs are expensed. Amortization is provided for on the declining balance basis over the estimated useful lives of the assets at the following annual rates:

          Furniture and fixtures             20%
          Studio equipment                   20%
          Website                            33%

     Leasehold improvements are being amortized on a straight-line basis over the lease period.

(iii)     Advertising costs

     All advertising costs, including production and media broadcast, are expensed as incurred.

(iv) Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(v)  Financial instruments and financial risk

     The Company's financial instruments consist of cash, accounts receivable, accounts payable and accrued liabilities, loans payable and long term debt. It is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments, and, unless otherwise noted, that the fair value of the current assets and liabilities approximate their carrying values.

(vi)      Loss per share

     Basic loss per common share has been calculated based on the weighted average number of shares of common stock outstanding during the period.

NETWORK LIFESTYLE RADIO CORP.
(A Development Stage Enterprise)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001

NOTE 2   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

(vii)     Translation of foreign currencies

     The Company's functional currency is U.S. dollars and unless otherwise indicated all amounts in these financial statements are stated in U.S. dollars.

     Revenues and expenses arising from foreign currency transactions are translated into United States dollars at the average rate of exchange for the period. Monetary assets and liabilities denominated in foreign currencies are translated into United States dollars at the rates prevailing on the balance sheet date. Other assets and liabilities are translated into United States dollars at the rates prevailing on the transaction dates. Exchange gains and losses are recorded as income or expense in the period in which they occur.

(viii)    Income taxes

     The Company accounts for income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, all expected future events other than enactment of changes in the tax laws or rates are considered.

     Due to the uncertainty regarding the Company's profitability, the future tax benefits of its losses have been fully reserved for and no net tax benefit has been recorded in the financial statements.


NOTE 3   SHARE EXCHANGE AGREEMENT   MICROACCEL, INC.

By a letter of intent dated October 15, 2001, the Company ("NLR") agreed to finalize and enter into a definitive share exchange agreement with MicroAccel, Inc. ("MicroAccel"), a US public company in its development stage. The business combination was subject to receiving the approval of NLR shareholders holding at least 95% of the issued and outstanding shares.

Under the terms of the letter of intent the Company has received advances from MicroAccel in the amount of $500,000 for working capital purposes.

The proposed share exchange, when completed, will be accounted for by the purchase method of accounting for business combinations. If 100% of the shares of NLR are exchanged for shares of MicroAccel, the former stockholders of NLR will own approximately 70% of the then issued shares of MicroAccel, constituting control of MicroAccel (the legal acquiring company) by the former stockholders of NLR (the legal acquired or subsidiary company). This type of share

NETWORK LIFESTYLE RADIO CORP.
(A Development Stage Enterprise)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001


NOTE 3   SHARE EXCHANGE AGREEMENT   MICROACCEL, INC. (continued)

exchange is referred to as a reverse acquisition, and for accounting purposes NLR will be treated as the acquirer. The consolidated balance sheet of MicroAccel on completion of the share exchange will reflect the assets of the combined company as the aggregate of the assets of NLR at net book value and the fair value of the assets of MicroAccel (primarily cash) acquired. In accordance with accounting principles generally accepted for reverse acquisitions, the amounts shown for capital stock and additional paid in capital are calculated by adding to the book value of the equity accounts of NLR the cost of the acquisition. However, the capital structure, being the number and type of shares issued, will reflect that of the legal parent, MicroAccel, including the shares issued to reflect the reverse acquisition. The advances from MicroAccel of $500,000 are secured by promissory notes personally guaranteed by the President of NLR, bear interest at 10% per annum, and are repayable in the event the share exchange agreement does not close.
At February 28, 2002 the Company has achieved effective completion of the transaction (Note 11(i)). The advances have been reflected as a portion of the equity acquired in the share exchange business combination.

The summarized audited financial information for MicroAccel at December 31, 2001 is as follows:
                                                    $
          Current assets                          2,519,747
                                                  ---------
                    Total assets                  2,519,747
                                                  =========
          Current liabilities                        36,729
                                                  ---------
                    Total liabilities                36,729
                                                  ---------
          Capital stock                               4,962

          Additional paid in capital              4,401,003

          Advances under share exchange agreement  (500,000)

          Deficit accumulated prior to November
          29, 1989                                 (213,710)

          Deficit accumulated during the
          development stage                      (1,209,237)
                                                  ---------
                    Total stockholders' equity    2,483,018
                                                  ---------

                    Total liabilities and
                    stockholders' equity          2,519,747
                                                  =========

NETWORK LIFESTYLE RADIO CORP.
(A Development Stage Enterprise)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001


NOTE 3   SHARE EXCHANGE

AGREEMENT   MICROACCEL, INC. (continued)

On a proforma basis, the following summary reflects consolidated financial data as if the above business combination had been consummated at the date of the financial statements:

          Issued number of shares                       16,616,900

          Total assets                             $     2,719,177

          Total liabilities                        $       521,108

          Revenue                                  $        77,200

          Loss for the year                        $    (1,586,640)

          Loss per share                           $         (0.09)

No anticipated changes in accounting methods would have been effected if the combination had been consummated at the date of the financial statements.


NOTE 4   CAPITAL ASSETS


                              December 31, 2001           January 31, 2001
                                  Accumulated   Net Book      Net Book
                           Cost  Amortization    Value          Value
                            $          $           $              $

Furniture and fixtures   31,140      6,665       24,475        22,635
Studio equipment          7,449      1,832        5,617         7,023
Website                  34,677      5,721       28,956             -
Leasehold improvements    1,247        492          755         1,171
                          -----        ---          ---         -----

                         74,513     14,710       59,803        30,829
                         ======     ======       ======        ======


NOTE 5   LOAN PAYABLE

The loan payable in the amount of $6,741 (January 31, 2001 - $11,200) is due to a director of the Company. It is unsecured, non-interest bearing, and with no specified terms of repayment. The fair value of the amount due is not determinable as it does not have specific repayment terms.

NETWORK LIFESTYLE RADIO CORP.
(A Development Stage Enterprise)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001


NOTE 6   LONG TERM DEBT
                                                        December   January 31,
                                                        31, 2001      2001
                                                            $           $
 Long term debt is inclusive of accrued interest of
     $15,000 on an     initial advance of $150,000 in
     September 2000.  Repayment terms, as amended, are
     $25,000 upon closing ("the Closing") of the share
     exchange transaction with MicroAccel (Note 3) and
     $11,667 per month for 12 consecutive months
     beginning on the 15th day of the month following the
     Closing.                                             165,000   (156,288)


Less:  current portion of long term debt                 (141,670)  (156,288)
                                                         ---------  ---------

Long term portion of long term debt                        23,330          -
                                                         ========   ========
NOTE 7   COMMON STOCK

Since incorporation the Company has completed a 10 shares for 1 share stock split, and 1 share for 2.5 shares reverse split. The fiscal 2000 share issuance, being the only prior share transaction affected, has been restated retroactively to reflect the above corporate capital transactions.

During the period ended December 31, 2001, the Company issued common shares as follows:

(i) 200,000 common shares at deemed price of $2.00 per common share in accordance with a consulting agreement as consideration for external consulting services provided,

(ii) 125,000 common shares at $2.00 per share for cash pursuant to a private placement,

(iii) 75,000 common shares at an agreed value of $1.00 per common share in settlement of an outstanding loan of $75,000, and

(iv) 1,055,000 common shares at a deemed value of $0.135 per share in consideration of services provided by officers of the Company.

NETWORK LIFESTYLE RADIO CORP.
(A Development Stage Enterprise)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001



NOTE 7   COMMON SHARES (continued)

Common shares

The common shares of the Company have a par value of $0.001. They are of the same class, voting, and entitlement to non-cumulative dividends. Upon liquidation, dissolution or wind-up, shareholders are entitled to the residual business proceeds of the Company after all of its debts, obligations and liabilities are settled.

Preferred shares

The preferred shares have a par value of $0.001 per share. Each preferred share can be issuable in one or more series with different fixed dividend rights and terms, conversion rights, voting rights, redemption rights and terms, liquidation preferences, any other rights, preferences, privileges and restrictions applicable to each series of the preferred stock. To date no preferred shares have been designated or issued.

Common stock purchase options

As at December 31, 2001, the Company has not granted any common stock purchase
options (January 31, 2001   nil).

NETWORK LIFESTYLE RADIO CORP.
(A Development Stage Enterprise)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001


NOTE 8   COMMITMENTS

The Company has commitments under the following agreements:

  (i) A program affiliation agreement with a radio program syndicate commencing November 8, 2001 for an initial period of one year. Under the terms of the agreement, the Company will receive one hour of air time weekly at a cost of $10,000 per month.

  (ii) The Company is committed to pay minimum lease payments under a premises lease agreement in the amount of Cdn $34,583 (US $21,614) and Cdn $28,620 (US $17,888) in the years ended December 31, 2002 and 2003 respectively, for a total amount of Cdn $63,203 (US $39,502).


NOTE 9   RELATED PARTY BALANCES AND TRANSACTIONS

(i) Included in advances is $659 (January 31, 2001 - $nil) due from an officer of the Company.

(ii) Included in accounts payable is $88,000 (January 31, 2001 - $nil) due to officers of the Company.

(iii) For the year ended December 31, 2001, the Company paid (or recorded as payable) management and consulting fees totaling $439,730 to officers of the Company and their private companies (January 31, 2001 - $107,650).

These transactions are in the normal course of business and are measured at the exchange amount being the amount of consideration established and agreed to by the related parties.

NETWORK LIFESTYLE RADIO CORP.
(A Development Stage Enterprise)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001

NOTE 10   INCOME TAXES

   No provision for income taxes has been made for the years presented as the Company incurred net losses.

   The potential benefit of net operating loss carry forwards has not been recognized in the financial statements since the Company cannot be assured that it is more likely than not that such benefit will be utilized in future years. The components of the net deferred tax asset, the statutory tax rate, the effective tax rate and the elected amount of the valuation allowance are as follows:

   No provision for income taxes has been made for the years presented as the Company incurred net losses.

   The potential benefit of net operating loss carry forwards has not been recognized in the financial statements since the Company cannot be assured that it is more likely than not that such benefit will be utilized in future years. The components of the net deferred tax asset, the statutory tax rate, the effective tax rate and the elected amount of the valuation allowance are as follows:

                                       December 31,             January 31,
                                           2001                    2001
Net operating loss carry forwards
   (expiring in 2020 and 2021)        $  1,591,000           $  191,000

Statutory tax rate                     $22,250 +39%           $22,250 +39%
                                   in excess of $100,000 in excess of $100,000

Effective tax rate                               -                    -

Deferred tax assets                        603,740               66,810

Less:  Valuation allowance                (603,740)             (66,810)
                                          ---------             --------
Net deferred tax assets              $           -           $        -
                                     =============           ==========

NETWORK LIFESTYLE RADIO CORP.
(A Development Stage Enterprise)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001


NOTE 11   SUBSEQUENT EVENTS

(i) At February 28, 2002 the stockholders of the Company had tendered a sufficient number of shares (99.65%) to MicroAccel to constitute effective completion at that date of the share for share exchange under the terms of the letter of intent dated October 15, 2001 (Note 3).

(ii) Subsequent to December 31, 2001, the Company has received advances of a further $340,000 from MicroAccel.

(iii) On January 2, 2002, the Company entered into a consulting agreement for consulting services related to strategic development. Under the terms of the agreement, the Company will receive consulting services in consideration for a fee equal to 2% of the Company's gross profit for a period of five years from the date of the agreement and a fee equal to 1% of the Company's gross profit for a period of five years thereafter.

(iv) On January 1, 2002, the Company entered into a consulting agreement for services related to the customization and implementation of a software package in consideration for $11,000 per month, sliding scale fees based on the Company's member webpage services, and the future issuance of options for the purchase of 80,000 shares.
     The initial term of the agreement is for one year.

                (b)   Unaudited Pro Forma Financial Statements

                      Unaudited Pro Forma Consolidated Balance Sheet as at
                           December 31, 2001
                      Unaudited Pro Forma Consolidated Statement of Operations
                           for the Year Ended December 31, 2001
                      Unaudited Notes to the Pro Forma Consolidated Financial
                           Statements

                   Health Anti-Aging Lifestyle Options, Inc.
                          (Formerly MicroAccel, Inc.)
                         (A Development Stage Company)

                        Pro Forma Financial Statements
                                December 31, 2001

Health Anti-Aging Lifestyle Options, Inc.
(Formerly MicroAccel, Inc.)
(A Development Stage Company)

PRO FORMA CONSOLIDATED BALANCE SHEET

UNAUDITED
As at December 31, 2001
                                                      Pro Forma
                                                     Adjustments   Pro Forma
                           MicroAccel     NLR          Note 3    Consolidated
                               $           $             $            $
ASSETS
  Current
    Cash and cash
    equivalents            2,519,747       45,639               -   2,565,386
    Accounts Receivable            -       18,735               -      18,735
    Advances and prepaids          -       75,253               -      75,253
  Capital Assets                   -       59,803               -      59,803
                         -----------  -----------      ---------- -----------
  Total Assets             2,519,747      199,430               -   2,719,177
                         ===========  ===========      ========== ===========

LIABILITIES
  Current
    Accounts payable and
      accrued liabilities     36,729      262,638 (d)      50,000     349,367
    Loans payable-current
      portion                             148,411               -     148,411
    Long term debt                         23,330               -      23,330
                          ----------  -----------      ---------- -----------
  Total Liabilities           36,729      434,379          50,000     521,108
                          ----------  -----------      ---------- -----------
MINORITY INTEREST                  -            - (c)           1           1
                          ----------  -----------      ---------- -----------
STOCKHOLDERS' EQUITY
(DEFICIT)
  Capital stock-16,576,033
   Common shares               4,962       11,655 (b)      (4,962)     16,576
                                   -            - (c)       4,921           -
   Additional paid in
   capital                 4,401,003      865,971 (b)  (4,401,003)  3,844,067
                                   -            - (c)      (4,921)          -
                                   -            - (a)   2,983,018           -

                                   -            - (c)          (1)          -
   Advances under share
   exchange agreement       (500,000)     500,000               -           -
   Deficit                  (213,710)           - (b)     213,710           -
   Deficit-development
   stage                  (1,209,237)  (1,612,575)(b)   1,209,237  (1,662,575)
                                   -            - (d)     (50,000)
                          ----------    ---------       ---------   ---------
Total Stockholders' equity
(deficit)                  2,483,018     (234,949)        (50,001)  2,198,068
                          ----------    ---------       ---------   ---------
Total Liabilities and
stockholders' equity
(deficit)                  2,519,747      199,430               -   2,719,177
                          ==========    =========       =========   =========

See accompanying Notes to the Pro Forma Consolidated Balance Sheet

Health Anti-Aging Lifestyle Options, Inc.
(Formerly MicroAccel, Inc.)
(A Development Stage Company)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

UNAUDITED
Year ended December 31, 2001
                                                      Pro Forma
                                                     Adjustments   Pro Forma
                           MicroAccel     NLR          Note 3    Consolidated
                               $           $             $            $
REVENUE
  Interest Income               76,011          69            -      76,080
  Other                              -       1,120            -       1,120
                             ---------   ---------     --------  ----------
                                76,011       1,189                   77,200
                             ---------   ---------     --------  ----------
EXPENSES
  Consulting and management
   fees                              -   1,060,511            -   1,060,511
  Administration and office
   services                     93,306     109,265            -     202,571
  Professional fees             30,502     120,297 (d)   50,000     200,799
  Broadcast production and
   business development          5,226      88,281            -      93,507
  Depreciation                       -      12,776            -      12,776
  Interest on long term debt         -       8,712            -       8,712
  Loss on advances receivable   84,964           -            -      84,964
                             ---------   ---------     --------  ----------
                              (213,998) (1,399,842)     (50,000) (1,663,840)
                             ---------   ---------     --------  ----------
NET LOSS                      (137,987) (1,398,653)     (50,000) (1,586,640)
                             =========   =========     ========  ==========
BASIC LOSS PER SHARE             (0.03)      (0.12)                   (0.10)

WEIGHTED AVERAGE NUMBER OF
SHARES                       4,961,900  11,192,393               16,154,293

See the accompanying Notes to the Pro Forma Consolidated Balance Sheet

Health Anti-Aging Lifestyle Options, Inc.
(Formerly MicroAccel, Inc.)
(A Development Stage Company)

NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED

December 31, 2001

Note 1 - Basis of Presentation and Pro Forma Assumptions

     Effective February 28, 2002 MicroAccel, Inc. (the "Company" or "MicroAccel") issued 11,614,133 common shares to acquire 99.65% of the outstanding common stock of Network Lifestyle Radio Corp. ("NLR). The share exchange was on a one share for one share basis. MicroAccel subsequently changed its name to Health Anti-Aging Lifestyle Options, Inc. These pro forma consolidated financial statements show how the exchange transaction might have effected the financial statements of MicroAccel for its fiscal year ended December 31, 2001 if the business combination had been completed in 2001.

     The pro forma consolidated financial statements have been prepared from the audited financial statements of MicroAccel for the year ended December 31, 2001, and the audited financial statements of NLR for the eleven months ended December 31, 2001.

     The share exchange has been accounted for by the purchase method of accounting for business combinations. After the share exchange, the former stockholders of NLR own approximately 70% of the issued shares of the Company, constituting control of the Company (the legal acquiring company) by the former stockholders of NLR (the legal acquired or subsidiary company). This type of share exchange is referred to as a reverse acquisition, and for accounting purposes NLR is treated as the acquirer. The pro forma consolidated balance sheet of MicroAccel at December 31, 2001 reflects the assets of the combined companies as the aggregate of the assets of NLR at net book value and the fair value of the assets of MicroAccel acquired. In accordance with accounting principles generally accepted for reverse acquisitions, the amount shown for capital stock and additional paid-in capital are calculated by adding to the book value of the equity accounts of NLR the cost of the acquisition. However, the capital structure, being the number and type of shares issued, reflects that of the legal parent, MicroAccel, including the shares issued to reflect the reverse takeover.

Health Anti-Aging Lifestyle Options, Inc.
(Formerly MicroAccel, Inc.)
(A Development Stage Company)

NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED

December 31, 2001


Note 1 - Basis of Presentation and Pro Forma Assumptions (continued)

     The pro forma consolidated statement of operations provides the results of operations on the basis that the share exchange was consummated at the beginning of the 2001 fiscal year for NLR, being February 1, 2001. The unaudited pro forma consolidated financial statements are provided for illustrative purposes only, and are not necessarily indicative of the results that would have been achieved if the business combination had been completed at the beginning of 2001 fiscal year, and is not necessarily indicative of the future operating results or financial condition of Health Anti-Aging Lifestyle Options, Inc. after the share exchange.

Note 2 - Significant Accounting Policies

     (a)    Consolidation

     The pro forma consolidated financial statements include the accounts of MicroAccel, Inc., Network Lifestyle Radio Corp. ("NLR"),
     HALO.TV, Inc., and Network Lifestyle Radio (Canada) Corp., wholly owned subsidiaries of NLR. All significant intercompany balances and transactions have been eliminated.

     The business combination has been accounted for by the purchase method, with NLR considered the acquirer (Note 1). The consolidated financial statement amounts represent a continuation of the financial statements of NLR.

     Loss Per Share

     For the purpose of computing pro forma loss per share, the number of shares used is the number of shares of MicroAccel outstanding for the period, including the number of shares issued to acquire its interest in NLR. The calculation of loss per share has been adjusted to take into account the effect of changes in the number of shares of the NLR during 2001.

Health Anti-Aging Lifestyle Options, Inc.
(Formerly MicroAccel, Inc.)
(A Development Stage Company)

NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED

December 31, 2001

Note 3   Pro Forma Adjustments

     The pro forma adjustments reflected in the pro forma consolidated balance sheet are as follows:

 (a) Cost assigned to the new shares issued in the business combination

     For the purposes of determining the cost of the purchase under reverse acquisition accounting, the fair value of the net assets of MicroAccel has been determined to be the most appropriate amount attributable to the new share capital issued, as follows effective December 31, 2001:


ASSETS

   Cash                                            $2,519,747
   Loan receivable                                    500,000
                                                   ----------
                                                    3,019,747
LIABILITIES
   Accounts payable                                   (36,729)
                                                   ----------
Consideration Assigned to 11,614,133
   Shares Issued                                   $2,983,018
                                                   ==========

 (b) Elimination of historical stockholders' equity accounts of MicroAccel, Inc.

     The pro forma consolidated financial statements represent a continuation of the financial statements of NLR, accordingly they carry forward the historical capital stock and additional paid in capital accounts of NLR only. The book value of the following MicroAccel stockholders' equity accounts have been eliminated upon consolidation.

            Common stock                           $      4,962
            Additional paid in capital                4,401,003
            Deficit                                    (213,710)
            Deficit   development stage              (1,209,237)
                                                   ------------
                                                   $  2,983,018
                                                   ============

Health Anti-Aging Lifestyle Options, Inc.
(Formerly MicroAccel, Inc.)
(A Development Stage Company)

NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED

December 31, 2001

Note 3   Pro Forma Adjustments (Continued)

 (c) Re-allocation of historical amounts to reflect capital stock accounts at par value, and minority interest

     The number and type of shares issued reflect that of the legal parent, MicroAccel, including the shares issued to complete the share exchange. The dollar amounts are based upon the book value of the NLR accounts plus the cost of the business combination.

                            Issued                 Additional
                            Shares   Capital        Paid In     Minority
                        (MicroAccel)  Stock         Capital     Interest
                                        $              $           $

Historical number
of shares issued by
MicroAccel               4,961,900          -             -            -

Historical stockholders'
equity of NLR                    -     11,655       865,971            -

Cost of acquisition (a) 11,614,133          -     2,983,018            -
                        ----------    -------    ----------    ---------
                        16,576,033     11,655     3,848,989            -

Net book value of
NLR attributed to
40,867 shares  not
exchanged for
MicroAccel shares                -          -            (1)           1

Increase in capital
stock to stated par
value of $0.001 per
share                            -      4,921        (4,921)           -
                        ----------    -------    ----------    ---------
Total, pro forma        16,576,033     16,576     3,844,067            1
                        ==========    =======    ==========    =========

     A minority of the shareholders of NLR representing 40,867 shares, or 0.35% of the issued and outstanding shares of NLR did not participate in the share exchange. The amount recorded for minority interest reflects the minority shareholders' proportionate interest in the book value of the net assets of NLR.

Health Anti-Aging Lifestyle Options, Inc.
(Formerly MicroAccel, Inc.)
(A Development Stage Company)

NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED

December 31, 2001

Note 3   Pro Forma Adjustments (Continued)

     (d)    Additional professional costs

     Provision for a further $50,000 in estimated professional costs subsequent to December 31, 2001 in connection with the completion of the business combination have been accrued by pro forma adjustment.

     (c)    Exhibits

  2.1* Form of Stock Purchase Agreement among the shareholders of Network Lifestyle Radio Corp. concerning the Shares of NLR dated
                                              November 15, 2001

  23.1     Consent of Hoogendoorn & Company, Chartered Accountants

                                           ____________________
                                             *Previously filed.


                                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         HEALTH ANTI-AGING LIFESTYLE OPTIONS, INC.



Date:      March 25, 2002                  By/s/Michael C. Woodman
                                             ---------------------
                                             Michael C. Woodman,
                                             Chief Executive Officer,
                                             President and Director